UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 619100

Dallas, Texas 75261-9100

(Address of Principal Executive Offices) (Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	KMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Assumption of Kenvue Notes

As previously disclosed, on November 2, 2026, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of November 2, 2025, by and among Kenvue Inc., Kimberly-Clark Corporation (the “Corporation”), Vesta Sub I, Inc., a direct wholly owned subsidiary of the Corporation (“First Merger Sub”), and Vesta Sub II, LLC, a direct wholly owned subsidiary of the Corporation (“Second Merger Sub”), (i) First Merger Sub merged with and into Kenvue Inc. (the “First Merger”), with Kenvue Inc. surviving as a direct wholly owned subsidiary of the Corporation (the “Initial Surviving Company”), and (ii) immediately following the First Merger, and as part of the same overall transaction as the First Merger, the Initial Surviving Company merged with and into Second Merger Sub (the “Second Merger”), with Second Merger Sub surviving the Second Merger as a direct wholly owned subsidiary of the Corporation and renamed “Kenvue LLC” (“Kenvue”).

Prior to the Second Merger, Kenvue Inc. was the issuer of the following series of notes under the indenture, dated as of March 22, 2023 (the “Kenvue Base Indenture”), between Kenvue Inc. and Deutsche Bank Trust Company Americas, as trustee (the “Kenvue Trustee”), as supplemented by (i) the first supplemental indenture, dated as of March 22, 2023 (the “Kenvue First Supplemental Indenture”), providing for the issuance of Kenvue Inc.’s 5.050% Senior Notes due 2028 (the “Kenvue 2028 Notes”), 5.000% Senior Notes due 2030 (the “Kenvue 2030 Notes”), 4.900% Senior Notes due 2033 (the “Kenvue 2033 Notes”), 5.100% Senior Notes due 2043 (the “Kenvue 2043 Notes”), 5.050% Senior Notes due 2053 (the “Kenvue 2053 Notes”) and 5.200% Senior Notes due 2063 (the “Kenvue 2063 Notes”) and (ii) the second supplemental indenture, dated as of May 22, 2025 (the “Kenvue Second Supplemental Indenture”), providing for the issuance of Kenvue Inc.’s 4.850% Senior Notes due 2032 (the “Kenvue 2032 Notes” and, together with the Kenvue 2028 Notes, the Kenvue 2030 Notes, the Kenvue 2033 Notes, the Kenvue 2043 Notes, the Kenvue 2053 Notes and the Kenvue 2063 Notes, the “Kenvue Notes”). The Kenvue Base Indenture, as supplemented by the Kenvue First Supplemental Indenture, the Kenvue Second Supplemental Indenture and the Kenvue Third Supplemental Indenture (as defined below) is referred to herein as the “Kenvue Indenture.”

In connection with the consummation of the Second Merger, Kenvue and the Kenvue Trustee entered into a Fourth Supplemental Indenture, dated as of November 2, 2026 (the “Kenvue Fourth Supplemental Indenture”), whereby Kenvue assumed the obligations of Kenvue Inc. under the Kenvue Indenture with respect to each series of Kenvue Notes. Upon the consummation of the Second Merger, Kenvue assumed $7,000,000,000 aggregate principal amount of Kenvue Notes, consisting of:

(i)	$1,000,000,000 aggregate principal amount of Kenvue 2028 Notes;
(ii)	$1,000,000,000 aggregate principal amount of Kenvue 2030 Notes;
(iii)	$750,000,000 aggregate principal amount of Kenvue 2032 Notes;
(iv)	$1,250,000,000 aggregate principal amount of Kenvue 2033 Notes;
(v)	$750,000,000 aggregate principal amount of Kenvue 2043 Notes;
(vi)	$1,500,000,000 aggregate principal amount of Kenvue 2053 Notes; and
(vii)	$750,000,000 aggregate principal amount of Kenvue 2063 Notes.

The Kenvue Notes are Kenvue’s general, unsecured senior obligations, and rank equally in right of payment with all of Kenvue’s existing and future unsecured senior indebtedness, liabilities and other obligations.

Interest and Maturity

The Kenvue 2028 Notes bear interest at a rate of 5.050% per annum and will mature on March 22, 2028. The Kenvue 2030 Notes bear interest at a rate of 5.000% per annum and will mature on March 22, 2030. The Kenvue 2032 Notes bear interest at a rate of 4.850% per annum and will mature on May 22, 2032. The Kenvue 2033 Notes bear interest at a rate of 4.900% per annum and will mature on March 22, 2033. The Kenvue 2043 Notes bear interest at a rate of 5.100% per annum and will mature on March 22, 2043. The Kenvue 2053 Notes bear interest at a rate of 5.050% per annum and will mature on March 22, 2053. The Kenvue 2063 Notes bear interest at a rate of 5.200% per annum and will mature on March 22, 2063. Interest on the Kenvue 2028 Notes, the Kenvue 2030 Notes, the Kenvue 2033 Notes, the Kenvue 2043 Notes, the Kenvue 2053 Notes and the Kenvue 2063 Notes is payable by Kenvue on March 22 and September 22 of each year, and the next interest payment date for such series is March 22, 2027. Interest on the Kenvue 2032 Notes is payable by Kenvue on May 22 and November 22 of each year, and the next interest payment date for such series is November 22, 2026.

Optional Redemption

Kenvue may redeem the Kenvue Notes of any series at its option, in whole or in part, at any time and from time to time, at the redemption prices and on the terms and conditions set forth in the Kenvue Indenture.

Covenants and Events of Default

As described below under “—Exchange Offers and Consent Solicitations” and in Item 3.03 of this Current Report on Form 8-K, the Amendments (as defined below) became operative with respect to each series of Kenvue Notes on November 4, 2026 and, as a result, substantially all of the restrictive covenants, certain events of default and the Securities and Exchange Commission reporting covenant in the Kenvue Indenture no longer apply to the Kenvue Notes that remain outstanding.

The foregoing description of the Kenvue Notes, the Kenvue Indenture and the Kenvue Fourth Supplemental Indenture is a summary and is qualified in its entirety by reference to such documents, which are filed as Exhibits 4.6 through 4.12 to this Current Report on Form 8-K or incorporated by reference as Exhibits 4.1 through 4.5 hereto, and are incorporated herein by reference.

Exchange Offers and Consent Solicitations

On November 4, 2026 (the “Settlement Date”), the Corporation completed the previously announced offers to exchange (each an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding Kenvue Notes for up to $7,000,000,000 aggregate principal amount of new notes issued by the Corporation and cash and related consent solicitations (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) made by the Corporation on behalf of Kenvue to adopt certain amendments (the “Amendments”) to the Kenvue Indenture governing the Kenvue Notes. Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the Kenvue Notes set forth below were validly tendered and accepted for exchange. Such accepted Kenvue Notes have been retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the Kenvue Notes set forth below remain outstanding as obligations of Kenvue.

Title of Series of Kenvue Notes	Aggregate Principal Amount Tendered, Accepted and Canceled	Aggregate Principal Amount Outstanding Following Settlement
5.050% Senior Notes due 2028	$739,347,000	$260,653,000
5.000% Senior Notes due 2030	$846,989,000	$153,011,000
4.850% Senior Notes due 2032	$702,706,000	$47,294,000
4.900% Senior Notes due 2033	$1,152,617,000	$97,383,000
5.100% Senior Notes due 2043	$728,377,000	$21,623,000
5.050% Senior Notes due 2053	$1,478,073,000	$21,927,000
5.200% Senior Notes due 2063	$727,930,000	$22,070,000

Following receipt of the requisite consents to adopt the Amendments with respect to each series of Kenvue Notes, on October 9, 2026, Kenvue Inc. and the Kenvue Trustee entered into a Third Supplemental Indenture, dated as of October 9, 2026 (the “Kenvue Third Supplemental Indenture”), to the Kenvue Base Indenture. The Kenvue Third Supplemental Indenture was effective upon execution, and the Amendments with respect to each series of the Kenvue Notes became automatically operative upon the Settlement Date. The Kenvue Third Supplemental Indenture amended the Kenvue Indenture to (1) eliminate substantially all of the restrictive covenants in the Kenvue Indenture with respect to each series of Kenvue Notes, (2) eliminate certain of the events which may lead to an “Event of Default” in the Kenvue Indenture with respect to each series of Kenvue Notes (other than for the failure to pay principal, premium or interest), (3) eliminate the Securities and Exchange Commission reporting covenant in the Kenvue Indenture with respect to each series of Kenvue Notes and (4) eliminate certain restrictions on Kenvue in the Kenvue Indenture with respect to each series of Kenvue Notes from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person.

Kimberly-Clark Notes

In connection with the settlement of the Exchange Offers and Consent Solicitations, on November 4, 2026, the Corporation issued the following Kimberly-Clark Notes (as defined below) under the First Amended and Restated Indenture (as amended by the first, second and eighth supplemental indentures, dated as of November 6, 1992, May 25, 1994 and October 27, 2021, respectively, the “Base Indenture”), dated as of March 1, 1988, by and among the Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The First National Bank of Chicago) as trustee (originally executed with Bank of America National Trust and Savings Association) and the Twelfth Supplemental Indenture, dated as of November 4, 2026 (the “Twelfth Supplemental Indenture” and the Base Indenture as supplemented by the Twelfth Supplemental Indenture, the “Indenture”), by and among the Corporation and U.S. Bank Trust Company, National Association, as successor trustee under the Indenture in respect to the Kimberly-Clark Notes:

(i)	$739,347,000 aggregate principal amount of 5.050% Notes due 2028 (the “Kimberly-Clark 2028 Notes”);

(ii)	$846,989,000 aggregate principal amount of 5.000% Notes due 2030 (the “Kimberly-Clark 2030 Notes”);

(iii)	$702,706,000 aggregate principal amount of 4.850% Notes due 2032 (the “Kimberly-Clark 2032 Notes”);

(iv)	$1,152,617,000 aggregate principal amount of 4.900% Notes due 2033 (the “Kimberly-Clark 2033 Notes”);

(v)	$728,377,000 aggregate principal amount of 5.100% Notes due 2043 (the “Kimberly-Clark 2043 Notes”);

(vi)	$1,478,073,000 aggregate principal amount of 5.050% Notes due 2053 (the “Kimberly-Clark 2053 Notes”); and

(vii)	$727,930,000 aggregate principal amount of 5.200% Notes due 2063 (the “Kimberly-Clark 2063 Notes” and, collectively with the Kimberly-Clark 2028 Notes, the Kimberly-Clark 2030 Notes, the Kimberly-Clark 2032 Notes, the Kimberly-Clark 2033 Notes, the Kimberly-Clark 2043 Notes and the Kimberly-Clark 2053 Notes, the “Kimberly-Clark Notes”).

The Kimberly-Clark Notes were issued in exchange for Kenvue Notes pursuant to a private exchange offer exempt from, or not subject to, registration under the Securities Act of 1933, as amended (“Securities Act”).

The Kimberly-Clark Notes are the Corporation’s general, unsecured senior obligations, and rank equally in right of payment with all of the Corporation’s existing and future unsecured senior indebtedness, liabilities and other obligations, including the Corporation’s existing senior notes.

Interest, Maturity and Optional Redemption

Each series of Kimberly-Clark Notes bears interest at the same rate, has the same interest payment dates and maturity date, and is redeemable at the Corporation’s option at the same redemption prices, as the corresponding series of Kenvue Notes described above under “—Assumption of Kenvue Notes,” in each case on the terms and conditions set forth in the Indenture. Interest on the Kimberly-Clark 2028 Notes, the Kimberly-Clark 2030 Notes, the Kimberly-Clark 2033 Notes, the Kimberly-Clark 2043 Notes, the Kimberly-Clark 2053 Notes and the Kimberly-Clark 2063 Notes accrues from September 22, 2026, with the first interest payment due on March 22, 2027, and interest on the Kimberly-Clark 2032 Notes accrues from May 22, 2026, with the first interest payment due on November 22, 2026.

Covenants and Events of Default

The Indenture contains covenants that, among other things, limit the ability of the Corporation and its restricted subsidiaries to issue, assume or guarantee specified secured debt and enter into sale and leaseback transactions with respect to any principal properties, and limit the ability of the Corporation to consolidate with, merge into, or sell or transfer all or substantially all of its property and assets to, any other corporation. The Indenture also provides for customary events of default.

The foregoing description of the Kimberly-Clark Notes, the Indenture and the Twelfth Supplemental Indenture is a summary and is qualified in its entirety by reference to such documents, which are filed as Exhibits 4.14 through 4.21 to this Current Report on Form 8-K or incorporated by reference as Exhibit 4.13 hereto, and are incorporated herein by reference.

Registration Rights Agreement

On November 4, 2026, in connection with the completion of the Exchange Offers, the Corporation and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as lead dealer managers and lead solicitation agents, entered into a registration rights agreement with respect to the Kimberly-Clark Notes (the “Registration Rights Agreement”). The Corporation agreed under the Registration Rights Agreement to, among other things, use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Kimberly-Clark Notes for new notes, with terms substantially identical in all material respects to the Kimberly-Clark Notes (except that the new Kimberly-Clark Notes will not contain terms with respect to transfer restrictions and additional interest (as described below)), (ii) cause such registration statement to be declared effective under the Securities Act and (iii) complete the registered exchange offer within 365 days after the Settlement Date. In addition, the Corporation has agreed to use commercially reasonable efforts to file, under certain circumstances, a shelf registration statement to cover resales of the Kimberly-Clark Notes under the Securities Act. The Corporation shall be obligated to pay additional interest on the Kimberly-Clark Notes if (A) the Corporation has not consummated the exchange offer within 365 days after the Settlement Date, or, if a shelf registration statement is required and has not been declared effective under the Securities Act, on or prior to the later of (i) 365 days after the Settlement Date and (ii) 365 days after the date, if any, on which the Corporation became obligated to have the shelf registration statement declared effective under the Securities Act pursuant to the Registration Rights Agreement; or (B) if applicable, a shelf registration statement covering resales of the Kimberly-Clark Notes has been declared effective and such shelf registration statement ceases to be effective at any time during the effectiveness period (subject to certain exceptions) and such failure to remain effective exists for more than 90 days (whether or not consecutive) in any 12-month period during the effectiveness period.

The foregoing description of the Registration Rights Agreement is a summary and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Assumption of Kenvue Notes” and “Exchange Offers and Consent Solicitations” is incorporated by reference into this Item 3.03.

Item 8.01.	Other Events.

On November 3, 2026, the Corporation issued a press release (the “Press Release”) announcing the final results of the Exchange Offers and Consent Solicitations. A copy of the Press Release is filed pursuant to this Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of March 22, 2023, by and between Kenvue Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to Amendment No. 3 to Registration Statement on Form S-1 (Registration No. 333-269115) filed by Kenvue Inc. with the Securities and Exchange Commission on March 30, 2023).
4.2	Supplemental Indenture, dated as of March 22, 2023, between Kenvue Inc. and Deutsche Bank Trust Company Americas, as trustee, pursuant to which the Kenvue 2028 Notes, the Kenvue 2030 Notes, the Kenvue 2033 Notes, the Kenvue 2043 Notes, the Kenvue 2053 Notes and the Kenvue 2063 Notes were issued (incorporated by reference to Exhibit 4.2 to Amendment No. 3 to Registration Statement on Form S-1 (Registration No. 333-269115) filed by Kenvue Inc. with the Securities and Exchange Commission on March 30, 2023).
4.3	Second Supplemental Indenture, dated as of May 22, 2025, between Kenvue Inc. and Deutsche Bank Trust Company Americas, as trustee, pursuant to which the Kenvue 2032 Notes were issued (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-41697) filed by Kenvue Inc. with the Securities and Exchange Commission on May 22, 2025).
4.4	Third Supplemental Indenture, dated as of October 9, 2026, between Kenvue Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-41697) filed by Kenvue Inc. with the Securities and Exchange Commission on October 13, 2026).
4.5	Fourth Supplemental Indenture, dated as of November 2, 2026, between Kenvue LLC and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-41697) filed by Kenvue LLC (as successor in interest to Kenvue Inc.) with the Securities and Exchange Commission on November 2, 2026).
4.6	Form of Kenvue 5.050% Senior Notes due March 22, 2028 (included in Exhibit 4.2).
4.7	Form of Kenvue 5.000% Senior Notes due March 22, 2030 (included in Exhibit 4.2).
4.8	Form of Kenvue 4.850% Senior Notes due May 22, 2032 (included in Exhibit 4.3).
4.9	Form of Kenvue 4.900% Senior Notes due March 22, 2033 (included in Exhibit 4.2).
4.10	Form of Kenvue 5.100% Senior Notes due March 22, 2043 (included in Exhibit 4.2).
4.11	Form of Kenvue 5.050% Senior Notes due March 22, 2053 (included in Exhibit 4.2).
4.12	Form of Kenvue 5.200% Senior Notes due March 22, 2063 (included in Exhibit 4.2).

Exhibit No.	Description
4.13	First Amended and Restated Indenture dated as of March 1, 1988, between the Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The First National Bank of Chicago) as trustee (originally executed with Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit No. 4.1 to the Registration Statement on Form S-3 filed on February 2, 1998 (Registration No. 333-45399)).
4.14	Twelfth Supplemental Indenture, dated as of November 4, 2026, between the Corporation and U.S. Bank Trust Company, National Association, as successor trustee, pursuant to which the Kimberly-Clark Notes were issued.
4.15	Form of Kimberly-Clark 5.050% Notes due March 22, 2028 (included in Exhibit 4.14).
4.16	Form of Kimberly-Clark 5.000% Notes due March 22, 2030 (included in Exhibit 4.14).
4.17	Form of Kimberly-Clark 4.850% Notes due May 22, 2032 (included in Exhibit 4.14).
4.18	Form of Kimberly-Clark 4.900% Notes due March 22, 2033 (included in Exhibit 4.14).
4.19	Form of Kimberly-Clark 5.100% Notes due March 22, 2043 (included in Exhibit 4.14).
4.20	Form of Kimberly-Clark 5.050% Notes due March 22, 2053 (included in Exhibit 4.14).
4.21	Form of Kimberly-Clark 5.200% Notes due March 22, 2063 (included in Exhibit 4.14).
10.1	Registration Rights Agreement, dated as of November 4, 2026, by and among the Corporation and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as lead dealer managers and lead solicitation agents.
99.1	Press Release issued by Kimberly-Clark Corporation on November 3, 2026.
104	The cover page from Kimberly-Clark Corporation’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: November 4, 2026	By:	/s/ Nelson Urdaneta
Name: Nelson Urdaneta
Title: Senior Vice President and Chief Financial Officer